UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, 4th Floor

Pittsburgh, Pennsylvania 15275-1011

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (877) 950-7473

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Explanatory Note

On December 26, 2012 Atlas Pipeline Partners, L.P. (“APL”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion by Atlas Pipeline Mid-Continent Holdings, LLC, APL’s wholly-owned subsidiary, of the previously announced acquisition (the “Acquisition”) from Cardinal Midstream, LLC (“Cardinal”) of 100% of the equity interests in three wholly-owned subsidiaries of Cardinal for $603.4 million in cash at closing , including preliminary purchase price adjustments. This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for Cardinal and to present certain unaudited pro forma financial information in connection with the Acquisition.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•

Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

•

Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2011, together with independent auditors’ report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of APL as of September 30, 2012, and the related pro forma consolidated statements of operations for the nine months ended September 2012 and the year ended December 31, 2011 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Deloitte

99.1	Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the nine months ended September 30, 2012 and 2011

99.2	Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2011

99.3	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Atlas Pipeline Partners, L.P.

	By:	Atlas Pipeline Partners GP, LLC,
its general partner

February 28, 2013	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer of the General Partner

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte

99.1	Cardinal Midstream, LLC unaudited consolidated balance sheets as of September 30, 2012 and December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the nine months ended September 30, 2012 and 2011

99.2	Cardinal Midstream, LLC audited consolidated balance sheet as of December 31, 2011, and consolidated statements of operations, members’ interest and cash flows for the year ended December 31, 2011

99.3	Unaudited pro forma consolidated financial statements

4